Corporate Overview | September 2023 Shifting the Balance in Cytokine Therapeutics Exhibit 99.1

Cautionary Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Werewolf Therapeutics, Inc.’s (the “Company”) strategy, future operations, prospects, plans, objectives of management, the expected timeline regarding preclinical and clinical development for product candidates, including the announcement of data, the potential activity and efficacy of product candidates in future preclinical studies and clinical trials, and the Company’s expected cash runway, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities, the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; the Company’s ability to obtain sufficient cash resources to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements, as well as the risks and uncertainties identified in the “Risk Factors” section of the Company’s most recent Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

| ©2023 Werewolf Therapeutics We have two investigational drugs in Phase I clinical trials Our headquarters and research facilities are located in Watertown, Massachusetts Our mission is to unlock the promise of cytokines as more effective immunotherapies We are a clinical-stage biopharmaceutical company developing next generation, conditionally activated cytokine therapies for the treatment of cancer and other serious diseases Who we are

WTX-124 Ongoing enrollment in monotherapy dose escalation Ongoing enrollment in combination dose escalation with pembrolizumab Initial clinical data readout expected 4Q23 On-going Value Creation 2023 Value-drivers WTX-330 Ongoing enrollment in monotherapy dose escalation JZP898 Initiating Phase I clinical development WTX-712 Selection of  IL-21 development candidate PREDATOR™ Platform Capability to expand the pipeline with new INDUKINE™ molecules  for a broad range of mechanisms and indications Business Development Broad portfolio of clinical and preclinical stage assets for potential partnering Financial Stability Runway through at least 4Q 2024

Suboptimal Pharmaceutical Properties Toxicity Our Solution: Conditionally Activated Immunotherapy The Challenge: Off-Tumor Cytokine Toxicity Limits Therapeutic Index Poor Clinical Outcomes With Optimized Therapeutic Index  INDUKINEs (inactive cytokines)  Activated cytokines Tumor Activated cytokine Activated immune cells On-Target Immune Activation Overcoming Off-Target Toxicity has been a Key Challenge for Cytokine Therapy Targeted Intratumoral Delivery

PREDATOR Platform Safety Peripheral inactivation Exposure Half-life extension Selectivity Tumor activation Potency Native Cytokine Tunable, Tissue-targeted Therapeutics for Cancer and other Diseases INDUKINE molecules contain multiple domains, each with a unique function that can be ‘tuned’ for specific mechanisms and pharmaceutical properties necessary to treat disease

INDUKINE Molecules: Targeting Cytokine Activity to Diseased Tissue Tumor tissue Cytokine activation Immune cell activation INDUKINE design High exposure of INDUKINE molecule Tumor-selective protease activation Healthy tissue cytokine inactive

Disease Tissue Healthy Tissue Library of novel protease substrates Highly diverse substrate library Unique protease specificities Innovative screening approach Substrates selected in the context of a globular protein Screens possible with a variety of diseased tissues Disease Selective Protease (DSP) Substrate Screen Innovative Linker Discovery Approach to Address Protease Heterogeneity Across Diseases and Patients Patients & Healthy Donors

RIGHTS PROGRAM INDICATIONS DISCOVERY IND-ENABLING PHASE 1 PHASE 2 Immuno-oncology Inflammatory Diseases Novel INDUKINE Molecules Cancer Indications WTX-712 IL-21 INDUKINE Molecule Cancer Indications Exclusive Global Rights Licensed to Jazz JZP898 IFNα INDUKINE Molecule Advanced or Metastatic Solid Tumors and Lymphoma Monotherapy WTX-330 IL-12 INDUKINE Molecule Advanced or Metastatic Solid Tumors Monotherapy and in combination with Pembrolizumab WTX-124 IL-2 INDUKINE Molecule A Balanced Portfolio of Clinical and Preclinical Drug Candidates

The Challenge Deliver the benefits of IL-2 therapy with less toxicity to a broader range of patients CD8 Potential WTX-124 Advantages and Opportunity Delivery of IL-2 selectively to the TME to improve the therapeutic index Potential for activity beyond approved indications for rhIL2 IL-2 therapy with an improved therapeutic index could address an immediate unmet medical need for patients who have progressed on checkpoint therapy Strong rationale for combination with checkpoint inhibitors in earlier lines of therapy Status Enrolling patients in Phase 1 clinical trial both as a single agent and in combination with Pembrolizumab Unpartnered WTX-124: Expanding the Utility of IL-2 Therapy Abbreviation: TME-tumor microenvironment

Full potency IL-2 is required for complete tumor regression in preclinical models WTX-124 antitumor activity in MC38 tumor model WTX-124 has an Improved Therapeutic Index Compared to Native IL-2 Improved therapeutic window compared to IL-2 cytokine Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596 Abbreviations: TW-therapeutic window

WTX-124 Delivers IL-2 Selectively to Tumor Tissue in Preclinical Models Free IL-2 WTX-124 INDUKINE WTX-124 dosed on Day 1 and 4 (50 mg) Robust expansion and activation of antitumor CD8+ T effector cells in the TME Time (hr) Time (hr) Tumor Plasma WTX-124 Vehicle Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596 Abbreviations: TIL-tumor infiltrating lymphocytes; TME-tumor microenvironment

CD44 CD62L Tumor Naïve MC38 CR WTX-124 Activates Long-term Antitumor Immune Memory in Preclinical Models Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596 Abbreviations: TME-tumor microenvironment; CR-complete regression

First-In-Human Study of WTX-124 Monotherapy and in Combination with Pembrolizumab

Monotherapy Dose Escalation

Patients with IO sensitive tumor types who have exhausted all SOC options or for whom SOC is not indicated

Determination of *monotherapy* MTD/RDE

Combination Dose Escalation with Pembrolizumab

Patients with IO sensitive tumor types who have exhausted all SOC options or for whom SOC is not indicated

Determination of *combination therapy* MTD/RDE

Monotherapy/Combination Dose Expansion

- Advanced or metastatic renal cell carcinoma
- Advanced or metastatic cutaneous malignant melanoma
- Other advanced or metastatic IO sensitive tumor types TBD

Trial Details

- Monotherapy and combination therapy dose escalations to enroll in parallel with staggered start for combination
- mTPI (Modified Toxicity Probability Interval) design

  Enrolling ~ 150 patients total
- Assessment of safety, pharmacokinetics, MTD/RDE, biomarkers, ADA and efficacy
- Concurrent biomarker analysis on blood and tumor tissue to evaluate proof of mechanism and confirm differential activity based on conditional activation

4Q 2023: Anticipated release of initial safety, tolerability, pharmacokinetics and biomarker data

Abbreviations: MTD-maximum tolerated dose; RDE-recommended dose for expansion; ADA-anti drug antibody; IO-immuno-oncology; SOC-standard of care

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©2023 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

CD8 WTX-330: Leveraging the Potential of IL-12 Therapy The Challenge Develop a tolerable IL-12 therapy to stimulate innate and adaptive antitumor immune responses Potential WTX-330 Advantages and Opportunity Delivery of IL-12 mechanism selectively to the TME with an improved therapeutic index Potent preclinical antitumor activity in poorly immunogenic, anti-PD-1 therapy refractory tumors Leverage IL-12 biology in the clinic to address mechanisms of checkpoint inhibitor resistance Potential for multiple combination strategies to enhance anti-tumor activity Status Phase 1 clinical trial actively recruiting Unpartnered Delivering IL-12 to the Tumor Microenvironment with an Improved Therapeutic Index Abbreviations: TME-tumor microenvironment

IL-12 INDUKINE Delivers IL-12 Selectively to Tumor Tissue with an Improved Therapeutic Index

Robust activation of antitumor CD8+ T effector cells and pleiotropic immune activation in the TME in preclinical models



MC38 tumor model
Vehicle
mWTX-330 (7 µg/dose)
mWTX-330 (43 µg/dose)
Tumor Volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
25
30
Time (days)



Therapeutic Window
5x
Recombinant Chimeric IL-12
49x
mWTX-330
Efficacious Dose
Toxic Dose
0
5
10
15
IL-12 Dose (Nanomoles)



Tumor
**
CD8+ % Polyfunctional
60
40
20
0
Vehicle
mWTX-330
Peripheral Blood
ns
CD8+ % Polyfunctional
16
14
12
10
8
Vehicle
mWTX-330
Vehicle
mWTX-330



Vehicle
WTX-124
mWTX-330
-1
0
1



WTX-124
172
296
122
mWTX-330

Differential Gene Signatures

- ✓ Intratumoral IL-12 pathway activation
- ✓ Activation of multiple antigen presentation mechanisms
- ✓ Th1 lineage skewing
- ✓ Treg instability
- ✓ Increased chemokine expression

Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977

Abbreviation: TME-tumor microenvironment

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©2023 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

IL-12 INDUKINE Inhibits Growth of Poorly Immunogenic EMT-6 Mouse Tumors

Increased Clonality of Tumor Infiltrating CD8+ T Cells in preclinical models

Efficacy in anti-PD-1 refractory EMT-6 tumors



Vehicle
mWTX-330
anti-PD1
Tumor Volume (mm³)
3000
2000
1000
0
0
10
20
30
Days after start of dosing



Vehicle
IL-12 INDUKINE
DAPI
PanCK
CD3
CD8

Increase of cross-presenting DCs in tumors



Vehicle
CD11b+
39.0
CD103+
46.2
mWTX-330
CD11b+
8.48
CD103+
82.3
CD11b
CD103



Ratio
**
CD103+/CD11b+
15
10
5
0
Vehicle
mWTX-330

Increased TCR clonality of tumor infiltrating T cells



Vehicle
IL-12 INDUKINE
Fraction of TCR Repertoire
Clone Rank
#1
#2
#3
#4
#5
#6
#7
#8
#9
#10
Remaining

Fraction of TCR repertoire represented by the top ten clones



*
Clonality Index Score
0.6
0.4
0.2
0.0
Vehicle
IL-12 INDUKINE

Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977

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©2023 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Monotherapy expansion arms to open after determination of MTD/RDE Relapsed/refractory advanced or metastatic solid tumors failing SOC, including immune checkpoint inhibitors Bayesian study design, n~75 CPI-naïve relapsed or refractory advanced tumor indications (tumor types for which CPIs are not approved, including NHL and mCRPC) CPI primary or secondary resistant relapsed or refractory advanced tumor indications Assessment of safety, MTD/RDE, pharmacokinetics, biomarkers, ADA and efficacy Concurrent biomarker analysis on blood and tumor tissue to evaluate proof of mechanism and confirm differential activity based on conditional activation Monotherapy Dose Escalation Monotherapy Dose Expansion STATUS: Actively Enrolling in Dose Escalation Phase CPI-unapproved and CPI-resistant indications supported by IL-12 biology and preclinical data Trial Details First-In-Human Study of WTX-330 Evaluating Safety, Tolerability and Clinical Activity Abbreviations: MTD-maximum tolerated dose; RDE-recommended dose for expansion; ADA-anti drug antibody; NHL-Non-Hodgkin lymphoma; mCRPC-metastatic castration-resistant prostate cancer; CPI-checkpoint inhibitor

Oncology-focused INDUKINE Therapeutics Additional proinflammatory mechanisms Cell-based therapies mRNA therapies Non-Oncology INDUKINE Therapeutics Inflammation Other diseases Expanding Conditional-Activation Technology to New Modalities Targeted antibodies, T cell engagers, ADCs Cell-based therapies Disease-specific linkers Werewolf’s innovative PREDATOR Platform offers value creation through pipeline expansion and partnering opportunities PREDATOR Platform

Shifting the Balance in Cytokine Therapeutics

- Two lead programs in Phase 1 development are wholly owned by Werewolf
- Collaboration is central to our growth strategy with Jazz global partnership on JZP898

WTX-124



Phase 1
in Advanced and Metastatic Solid Tumors

WTX-330



Phase 1
in Advanced and Metastatic Solid Tumors and Lymphoma

PREDATOR: Value Creation Engine

Our protein engineering technology optimizes the design of conditionally activated cytokine therapeutics (INDUKINE molecules) to diseased tissues.

Opportunity to pursue non-cancer indications such as inflammatory diseases.

Deep Pipeline

JZP898, partnered with Jazz Therapeutics

WTX-712, an IL-21 INDUKINE molecule, nominated for preclinical development in oncology

Additional undisclosed INDUKINE molecules in development

Strong Cash Position

Approximately $137.5M in cash and cash equivalents (as of June 30, 2023)

Financial runway through at least 4Q 2024 with opportunity for multiple value-enhancing catalysts in the near term

Approximately 35.66M shares outstanding (as of August 4, 2023)

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©2023 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Experienced Leadership Cynthia Seidel-Dugan, PhD Chief Scientific Officer Daniel J. Hicklin, PhD President and CEO Randi E. Isaacs, MD Chief Medical Officer Ellen Lubman, MBA Chief Business Officer Tim Trost, CPA Chief Financial Officer Chulani Karunatilake, PhD Chief Technology Officer

Thank You!